UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

POWERSHARES ACTIVE LOW DURATION FUND

301 West Roosevelt Road

Wheaton, Illinois 60187

Dear Shareholder:

Recently we sent you proxy materials regarding the Special Meeting of Shareholders for the PowersShares Funds to take place on March 22, 2010.  Our records indicate that we have not received your vote for the matters set forth on the accompanying proxy card.  We urge you to act promptly so that we can obtain the quorum needed to hold the Meeting as scheduled and avoid the additional time and costs associated with adjourning the Meeting.

You may think your vote is not important to the outcome of the meeting; however, each shareholder’s vote is important and may be vital to the outcome of the Meeting.   WE URGE YOU TO VOTE YOUR PROXY NOW.

Another copy of your proxy card has been enclosed with this letter for your convenience.  Should you have any questions regarding this information, please call the toll-free number 1-800-884-5197 extension 6606.

After careful review and consideration by the Board of Trustees of the Trust, the Board of Trustees has approved all proposals described in the proxy materials and believes they are in the best interests of each Fund’s shareholders. Accordingly the Board of Trustees recommends that you vote in favor of all proposals.

For your convenience, please utilize one of the easy methods listed below to register your vote:

1.	Vote by Phone.

You may simply call the toll-free number found on the enclosed proxy card.

2.	Vote Through the Internet.

Log on to www.proxyvote.com and follow the instructions on the website.

3.	Vote by Mail.

You may cast your vote by signing and dating the enclosed proxy card and mailing it using the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.  If the date of the Meeting moves closer and we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to exercise your voting rights.

Thank you for your assistance.

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

POWERSHARES ACTIVE LOW DURATION FUND

301 West Roosevelt Road

Wheaton, Illinois 60187

Dear Shareholder:

Recently we sent you proxy materials regarding the Special Meeting of Shareholders for the PowersShares Funds to take place on March 22, 2010.  Our records indicate that we have not received your vote for the matters set forth on the accompanying proxy card.  We urge you to act promptly so that we can obtain the quorum needed to hold the Meeting as scheduled and avoid the additional time and costs associated with adjourning the Meeting.

You may think your vote is not important to the outcome of the meeting; however, each shareholder’s vote is important and may be vital to the outcome of the Meeting.   WE URGE YOU TO VOTE YOUR PROXY NOW.

Another copy of your proxy card has been enclosed with this letter for your convenience.  Should you have any questions regarding this information, please call the toll-free number 1-800-884-5197.

After careful review and consideration by the Board of Trustees of the Trust, the Board of Trustees has approved all proposals described in the proxy materials and believes they are in the best interests of each Fund’s shareholders. Accordingly the Board of Trustees recommends that you vote in favor of all proposals.

For your convenience, please utilize one of the easy methods listed below to register your vote:

1.	Vote by Phone.

You may simply call the toll-free number found on the enclosed proxy card.

2.	Vote Through the Internet.

Log on to www.proxyvote.com and follow the instructions on the website.

3.	Vote by Mail.

You may cast your vote by signing and dating the enclosed proxy card and mailing it using the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.  If the date of the Meeting moves closer and we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to exercise your voting rights.

Thank you for your assistance.

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

POWERSHARES ACTIVE MEGA CAP FUND

301 West Roosevelt Road

Wheaton, Illinois 60187

Dear Shareholder:

Recently we sent you proxy materials regarding the Special Meeting of Shareholders for the PowersShares Funds to take place on March 22, 2010.  Our records indicate that we have not received your vote for the matters set forth on the accompanying proxy card.  We urge you to act promptly so that we can obtain the quorum needed to hold the Meeting as scheduled and avoid the additional time and costs associated with adjourning the Meeting.

You may think your vote is not important to the outcome of the meeting; however, each shareholder’s vote is important and may be vital to the outcome of the Meeting.   WE URGE YOU TO VOTE YOUR PROXY NOW.

Another copy of your proxy card has been enclosed with this letter for your convenience.  Should you have any questions regarding this information, please call the toll-free number 1-800-884-5197 extension 6606.

After careful review and consideration by the Board of Trustees of the Trust, the Board of Trustees has approved all proposals described in the proxy materials and believes they are in the best interests of each Fund’s shareholders. Accordingly the Board of Trustees recommends that you vote in favor of all proposals.

For your convenience, please utilize one of the easy methods listed below to register your vote:

1.	Vote by Phone.

You may simply call the toll-free number found on the enclosed proxy card.

2.	Vote Through the Internet.

Log on to www.proxyvote.com and follow the instructions on the website.

3.	Vote by Mail.

You may cast your vote by signing and dating the enclosed proxy card and mailing it using the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.  If the date of the Meeting moves closer and we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to exercise your voting rights.

Thank you for your assistance.

PLEASE CAST YOUR VOTE TODAY

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

POWERSHARES ACTIVE MEGA CAP FUND

301 West Roosevelt Road

Wheaton, Illinois 60187

Dear Shareholder:

Recently we sent you proxy materials regarding the Special Meeting of Shareholders for the PowersShares Funds to take place on March 22, 2010.  Our records indicate that we have not received your vote for the matters set forth on the accompanying proxy card.  We urge you to act promptly so that we can obtain the quorum needed to hold the Meeting as scheduled and avoid the additional time and costs associated with adjourning the Meeting.

You may think your vote is not important to the outcome of the meeting; however, each shareholder’s vote is important and may be vital to the outcome of the Meeting.   WE URGE YOU TO VOTE YOUR PROXY NOW.

Another copy of your proxy card has been enclosed with this letter for your convenience.  Should you have any questions regarding this information, please call the toll-free number 1-800-884-5197

After careful review and consideration by the Board of Trustees of the Trust, the Board of Trustees has approved all proposals described in the proxy materials and believes they are in the best interests of each Fund’s shareholders. Accordingly the Board of Trustees recommends that you vote in favor of all proposals.

For your convenience, please utilize one of the easy methods listed below to register your vote:

1.	Vote by Phone.

You may simply call the toll-free number found on the enclosed proxy card.

2.	Vote Through the Internet.

Log on to www.proxyvote.com and follow the instructions on the website.

3.	Vote by Mail.

You may cast your vote by signing and dating the enclosed proxy card and mailing it using the postage-paid envelope provided.

DON’T HESITATE, PLEASE VOTE TODAY.  If the date of the Meeting moves closer and we still have not received your proxy, you may receive a call from The Altman Group, the Fund’s proxy solicitor, reminding you to exercise your voting rights.

Thank you for your assistance.